UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BLUEROCK MULTIFAMILY GROWTH REIT, INC.

(Name of Registrant as Specified in Its Charter)

 (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

INBOUND - CLOSED MESSAGE:

“Thank you for calling the Boston Financial Data Services, Inc. Proxy Line for Bluerock Multifamily Growth REIT, Inc. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9:00 AM to 6:00 PM Eastern Time. Thank you.”

INBOUND - CALL IN QUEUE MESSAGE:

“Thank you for calling the Boston Financial Data Services, Inc. Proxy Line for Bluerock Multifamily Growth REIT, Inc. Our proxy specialists are currently assisting other stockholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.”

END OF CAMPAIGN MESSAGE:

“Thank you for calling the Boston Financial Data Services, Inc. Proxy Line for Bluerock Multifamily Growth REIT, Inc. The Annual Meeting of Stockholders of Bluerock Multifamily Growth REIT, Inc. has been held and as a result, this toll free number is no longer in service for proxy-related stockholder calls. If you have questions about your Bluerock Multifamily Growth REIT, Inc. account, please contact your financial advisor or call Bluerock Multifamily Growth REIT, Inc. directly at 1-877-826-2583, Monday through Friday, 9:00 AM to 6:00 PM Eastern Time. Thank you for investing with Bluerock Multifamily Growth REIT, Inc.”

Outbound Script:

Hello, is Mr./Ms. _____________ available?

IF Shareholder is NOT AVAILABLE:

Is there a better time to reach Mr./Ms._____________? (IF YES) Make note & set up call back time. (IF NO) Thank you. Have a good day/evening.

IF Shareholder IS AVAILABLE:

Hi Mr./Ms. _____________. My name is _____________ and I am a proxy voting specialist with Boston Financial Data Services, Inc. for the Proxy Line for Bluerock Multifamily Growth REIT, Inc. and I am calling on a recorded line on behalf of your investment in Bluerock Multifamily Growth REIT, Inc. Bluerock Multifamily Growth REIT, Inc. recently sent you proxy materials, consisting of a proxy statement, proxy card and annual report to shareholders, requesting that you vote your eligible shares prior to the upcoming Annual Meeting of Stockholders. The Annual Meeting of Stockholders will be held on August 5, 2013 at 12:00 p.m. Eastern Time at the principal office of Bluerock Multifamily Growth REIT, Inc. located at 712 Fifth Avenue, 9th Floor, New York, New York 10019.

Your Board of Directors has recommended you vote YES on its proposal for the election of five nominated directors to hold office for one-year terms expiring in 2014 and we are calling to ask if you would like to vote along with the recommendations of the Board of Directors.

IF YES:

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is _____________ and I am a proxy voting specialist with Boston Financial Data Services, Inc. for the Proxy Line for Bluerock Multifamily Growth REIT, Inc.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your [FOR] vote, in accordance with the Board of Directors’ recommendation with respect to the proposal as set forth in the proxy materials you received.

We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling (855) 800-9419, Monday through Friday, 9:00 AM to 6:00 PM Eastern Time. Thank you very much for your time and your vote. We hope you have a great day/evening.

IF NO:

How would you like to cast your vote on the proposal? Would you like to cast an ABSTAIN vote?

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is _____________, and I am a proxy voting specialist with Boston Financial Data Services, Inc. for the Proxy Line for Bluerock Multifamily Growth REIT, Inc.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your vote to (repeat vote intention) with respect to the proposal as set forth in the proxy materials you received from Bluerock Multifamily Growth REIT, Inc.. We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling (855) 800-9419, Monday through Friday, 9:00 AM to 6:00 PM Eastern Time. Thank you very much for your time and your vote. We hope you have a great day/evening.

WHAT AM I BEING ASKED TO VOTE ON?

Proposal:	Election of the following Directors:

	R. Ramin Kamfar	James G. Babb, III
	Brian D. Bailey	I. Bobby Majumder
Romano Tio

IF PROXY MATERIALS NOT RECEIVED:

I can resend the proxy materials to you. Do you have an email address to which they can be sent?

(IF YES: Type email address in the notes and read it back phonetically to the shareholder)

(IF NO:) Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip)

Thank you. You should receive the proxy materials shortly. Included in the email/package of materials will be instructions informing you of the methods available to you to cast your vote, one of which is to call us back at (855) 800-9419, Monday through Friday, 9:00 AM to 6:00 PM Eastern Time.

INBOUND SCRIPT:

Greeting:

Hello, thank you for calling the Boston Financial Data Services, Inc. Proxy Line for Bluerock Multifamily Growth REIT, Inc. My name is _____________ and I am a proxy voting specialist. May I have your name, please?

Thank you Mr./Ms._____________. Are you calling regarding the upcoming Annual Meeting of Stockholders?

IF YES:

The Board of Trustees recommends a vote “FOR” the proposal.

Would you like to vote along with the recommendations of your Board? Thank you. For the record, would you please state your full name and mailing address?

Again, my name is _____________, and I am a proxy voting specialist with Boston Financial Data Services, Inc. for the Proxy Line for Bluerock Multifamily Growth REIT, Inc.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your [FOR] vote, in accordance with the Board’s recommendation with respect to the proposals as set forth in the proxy materials you received and we will be mailing you a written confirmation of your vote within 72 hours.

If you wish to change your vote you may call us at (855) 800-9419, Monday through Friday, 9:00 AM to 6:00 PM Eastern Time. Thank you very much for your participation and have a great day/evening.

IF NO:

How may I help you today? (Go to Proxy Statement Q&A to answer any questions.)

If a non-proxy related question, respond:

Mr./Ms. _____________. I apologize I do not have access to that information; please feel free to call Bluerock Multifamily Growth REIT. Inc. directly at 1-877-826-2583, Monday through Friday, 9:00 AM to 6:00 PM Eastern Time.

Would you like to cast your vote on the proposal contained in the proxy materials recently sent to you by Bluerock Multifamily Growth REIT. Inc.? Would you like to cast an ABSTAIN vote?

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is _____________, and I am a proxy voting specialist with Boston Financial Data Services, Inc. for the Proxy Line for Bluerock Multifamily Growth REIT, Inc.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your vote to (repeat vote intention) with respect to the proposal as set forth in the proxy materials you received from Bluerock Multifamily Growth REIT, Inc. We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to change your vote you may contact us by calling (855) 800-9419, Monday through Friday, 9:00 AM to 6:00 PM Eastern Time. Thank you very much for your time and your vote. We hope you have a great day/evening.

WHAT AM I BEING ASKED TO VOTE ON?

Proposal:	Election of the following Directors:

	R. Ramin Kamfar	James G. Babb, III
	Brian D. Bailey	I. Bobby Majumder
Romano Tio

IF PROXY MATERIALS NOT RECEIVED:

I can resend the proxy materials to you. Do you have an email address to which they can be sent?

(IF YES: Type email address in the notes and read it back phonetically to the shareholder)

(IF NO:) Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip)

Thank you. You should receive the proxy materials shortly. Included in the email/package of materials will be instructions informing you of the methods available to you to cast your vote, one of which is to call us back at (855) 800-9419, Monday through Friday, 9:00 AM to 6:00 PM Eastern Time.